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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-91639, 333-91631, 333-91623, and 333-65138 on Form S-8 and No. 333-51146 on
Form S-3 of our report dated July 27, 2001, appearing in this Annual Report on Form 10-K of Expedia, Inc. for the year ended June 30, 2001.

/s/ Deloitte & Touche LLP

Seattle, Washington
August 17, 2001